Exhibit 99.1

News Release

INVESTORS/ANALYSTS:	MEDIA:
Patrick Cronin	Teri Llach
(925) 226-9973	(925) 226-9028
investor.relations@bhnetwork.com	Teri.llach@bhnetwork.com

Blackhawk Announces Third Quarter 2013 Financial Results

Adjusted Operating Revenues Rise 34%; Adjusted Net Income Increases 134%

Pleasanton, California, October 10, 2013 — Blackhawk Network Holdings, Inc. (NASDAQ: HAWK) today announced financial results for the third quarter ended September 7, 2013.

GAAP financial results for the third quarter of 2013 compared to the third quarter of 2012

•	Operating revenues totaled $206.0 million, an increase of 25% from $164.7 million for the quarter ended September 8, 2012. This increase was due primarily to an 18% increase in load value, a 58% increase in program, interchange, marketing and other fees due to higher marketing revenues, and a 53% increase in product sales.

•	Net income totaled $2.4 million compared to $3.1 million for the quarter ended September 8, 2012, due primarily to the inclusion in 2012 results of a $2.6 million after-tax reduction of the Cardpool contingent consideration liability as compared to a $0.2 million after-tax reduction in the third quarter of 2013.

•	Earnings per diluted share was $0.04 compared to $0.06 for the quarter ended September 8, 2012 due primarily to the lower net income described above and a 4% increase in diluted shares outstanding.

Non-GAAP financial results for the third quarter of 2013 compared to the third quarter of 2012 (see Table 2 for Reconciliation of Non-GAAP Measures)

•	Adjusted operating revenues totaled $100.6 million, an increase of 34% from $75.2 million for the quarter ended September 8, 2012.

•	Adjusted EBITDA totaled $11.5 million, an increase of 59% from $7.2 million for the quarter ended September 8, 2012.

•	Adjusted net income totaled $4.0 million, an increase of 134% from $1.7 million for the quarter ended September 8, 2012.

•	Adjusted EPS was $0.08, an increase of 167% from $0.03 for the quarter ended September 8, 2012.

“Load value growth rebounded to 18% in the third quarter,” said Bill Tauscher, CEO. “Strong revenue growth in both our closed and open gift businesses contributed to a 34% increase in adjusted operating revenues. We remain focused on expanding displays of our gift cards and improving per store productivity in preparation for the important holiday season.”

Distribution partner commissions as a percentage of commissions and fees for the quarter ended September 7, 2013 was 66.6% which is consistent with recent quarterly trends.

Mr. Tauscher added, “We also saw some operating leverage in certain expenses related to our core prepaid card businesses, for which we will provide further detail during our earnings call.”

Conference Call

The Company will host a conference call to discuss third quarter 2013 financial results this morning at 7:00 a.m. PDT / 10:00 a.m. EDT. Hosting the call will be Bill Tauscher, Chief Executive Officer, Talbott Roche, President, and Jerry Ulrich, Chief Financial & Administrative Officer. The conference call can be accessed via the Company’s investor relations website at http://ir.blackhawknetwork.com/. Following the call, an archived audio webcast will be available on the Company’s investor relations website, or the call replay can be accessed by dialing (888) 286-8010 and entering the participant passcode 47782528. The replay will be available until Thursday, October 17, 2013.

About Blackhawk Network

Blackhawk is a leading prepaid payment network utilizing proprietary technology to offer a broad range of gift cards, other prepaid products and payment services in the United States and 18 other countries. Blackhawk is a majority-owned subsidiary of Safeway Inc. (NYSE: SWY). More information is available at www.blackhawknetwork.com.

Use of Non-GAAP Financial Measures

Blackhawk regards the non-GAAP financial measures provided in this press release as useful measures of operational and financial performance of its business. Reconciliations of non-GAAP financial measures to Blackhawk’s financial results as determined in accordance with GAAP are included at the end of this press release following the accompanying financial data. The use of non-GAAP financial measures has certain limitations as they do not reflect all items of income, expense, or cash flows that affect Blackhawk’s financial performance under GAAP. These non-GAAP financial measures should be considered in addition to, not as a substitute for or in isolation from, measures prepared in accordance with GAAP. In addition, these non-GAAP measures may differ from the non-GAAP information used by other companies, including peer companies, and therefore comparability may be limited. Blackhawk encourages investors and others to review Blackhawk’s financial information in its entirety and not rely on a single financial measure.

Forward Looking Statements

This press release may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements relate to, among other things, continued growth in our operating revenues and earnings. Forward-looking statements are indicated by words or phrases such as “guidance,” “believes,” “expects,” “anticipates,” “estimates,” “plans,” “continuing,” “ongoing,” and similar words or phrases and the negative of such words and phrases. Forward-looking statements are based on our current plans and expectations and involve risks and uncertainties which are, in many instances, beyond our control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include the following: our ability to grow at historic rates or at all, the consequences should we lose one or more of our top distribution partners or fail to attract new distribution partners to our network or if the financial performance of our distribution partners’ businesses decline, our reliance on our content providers, the demand for their products and our exclusivity arrangements with them, our reliance on relationships with card issuing banks, the consequences to our future growth if our distribution partners fail to actively and effectively promote our products and services, the requirement that we comply with applicable laws and regulations, the requirement that we comply with increasingly stringent money-laundering rules and regulations, reputational harm that could be caused by abuse of our prepaid products, failure to comply with, or further expansion of, consumer protection regulations, failure by us to comply with federal banking regulation, costs of compliance with or changes in state unclaimed property laws and regulations and tax codes, failure to maintain our existing money transmitter licenses or permits or failure to obtain new licenses or permits in a timely manner, other changes in laws and regulations to which we are subject or to which we become subject in the future, the intense competitive pressure faced by our business, fluctuations in our financial results from quarter to quarter, seasonal fluctuations in our business, any decline in the attractiveness of gift cards to consumers, our ability to increase our revenues from prepaid products or services, including GPR cards, declines in consumer confidence, any interruption in the efficient operation of our transaction processing systems, any data security breach, litigation, investigations or regulatory examinations, fraudulent or other illegal activity involving our products and services, changes in card association rules or standards, any inability to operate and scale our technology, our failure to keep pace with the rapid technological developments in our industry and the greater electronic payments industry, changes in the telecom industry, assertions by third parties of infringement by us, our distribution partners or our content providers, our inability to adequately protect our brands and other intellectual property rights, settlement risk from retailers that sell our products and services, disruption caused by replacing any third party vendor, future acquisitions or investments, our ability to attract and retain key personnel, risks related to our international operations, and risks related to our ongoing relationship with Safeway. We undertake no obligation to update forward-looking statements to reflect developments or information obtained after the date hereof and disclaim any obligation to do so. Please refer to our reports and filings with the Securities and Exchange Commission, including the registration statement filed in connection with our initial public offering.

BLACKHAWK NETWORK HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(In thousands, except per share amounts)

(Unaudited)

	Twelve Weeks Ended		Thirty Six Weeks Ended
	September 7, 2013	September 8, 2012	September 7, 2013	September 8, 2012
OPERATING REVENUES:
Commissions and fees	$158,270	$133,993	$479,564	$411,356
Program, interchange, marketing and other fees	25,352	16,039	78,617	53,862
Product sales	22,374	14,619	58,727	40,954

Total operating revenues	205,996	164,651	616,908	506,172
OPERATING EXPENSES:
Distribution partner commissions	105,361	89,458	319,496	268,040
Processing and services	34,927	29,594	101,321	85,406
Sales and marketing	30,502	22,891	98,791	72,260
Costs of products sold	21,493	14,349	55,993	40,180
General and administrative	9,979	4,123	31,894	22,672

Total operating expenses	202,262	160,415	607,495	488,558
OPERATING INCOME	3,734	4,236	9,413	17,614
OTHER INCOME (EXPENSE):
Interest income and other income, net	59	262	432	972
Interest expense	—	(1)	—	(11)

INCOME BEFORE INCOME TAX EXPENSE	3,793	4,497	9,845	18,575
INCOME TAX EXPENSE	1,544	1,494	3,972	6,876

NET INCOME BEFORE ALLOCATION TO NON-CONTROLLING INTEREST	2,249	3,003	5,873	11,699
Add: Loss attributable to non-controlling interest (net of tax)	106	88	319	121

NET INCOME ATTRIBUTABLE TO BLACKHAWK NETWORK HOLDINGS, INC.	$2,355	$3,091	$6,192	$11,820

EARNINGS PER SHARE:
Basic	$0.05	$0.06	$0.12	$0.23
Diluted	$0.04	$0.06	$0.12	$0.23
Weighted average shares outstanding—basic	51,615	50,058	50,811	50,055
Weighted average shares outstanding—diluted	53,074	50,820	51,982	50,792

BLACKHAWK NETWORK HOLDINGS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	September 7, 2013	December 29, 2012
ASSETS
Current assets:
Cash and cash equivalents	$103,453	$172,665
Overnight cash advances to Parent	9,000	495,000
Settlement receivables, net	167,945	510,853
Accounts receivable, net	91,634	101,001
Deferred income taxes	10,499	10,499
Prepaid expenses and other current assets	57,674	53,968

Total current assets	440,205	1,343,986
Property, equipment and technology, net	71,384	66,998
Intangible assets, net	22,198	1,699
Goodwill	42,729	42,729
Restricted cash	—	8,968
Deferred income taxes	983	1,937
Other assets	70,473	67,394

TOTAL ASSETS	$647,972	$1,533,711

LIABILITIES, REDEEMABLE EQUITY AND STOCKHOLDERS’ EQUITY
Current liabilities:
Settlement payables	$351,938	$1,231,429
Accounts payable and accrued liabilities	108,575	154,542

Total current liabilities	460,513	1,385,971
Warrant and common stock liabilities	—	26,675
Deferred income taxes	9,959	266
Other liabilities	15,986	23,152

Total liabilities	486,458	1,436,064
Commitments and contingencies
Redeemable equity	—	34,997
Stockholders’ equity:
Preferred stock	—	—
Class A common stock	11	—
Class B common stock	41	51
Additional paid-in capital	95,225	31,542
Treasury stock	(50)	—
Accumulated other comprehensive income (loss)	(2,930)	298
Retained earnings	69,073	30,669

Total Blackhawk Network Holdings, Inc. equity	161,370	62,560
Non-controlling interest	144	90

Total stockholders’ equity	161,514	62,650

TOTAL LIABILITIES, REDEEMABLE EQUITY AND STOCKHOLDERS’ EQUITY	$647,972	$1,533,711

BLACKHAWK NETWORK HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Thirty Six Weeks Ended
	September 7, 2013	September 8, 2012
OPERATING ACTIVITIES:
Net income before allocation to non-controlling interest	$5,873	$11,699
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	16,963	12,882
Program development cost amortization	13,259	11,150
Change in allowance for doubtful accounts and sales adjustments	333	(415)
Employee stock-based compensation expense	5,279	3,467
Distribution partner mark-to-market expense	6,961	1,928
Change in fair value of contingent consideration	(1,255)	(3,636)
Excess tax benefit from stock-based awards	(588)	—
Other	80	262
Changes in operating assets and liabilities:
Settlement receivables	339,710	113,670
Settlement payables	(877,287)	(669,008)
Accounts receivable, current and long term	16,421	12,648
Prepaid expenses and other current assets	(4,624)	(5,566)
Other assets	(19,894)	(10,559)
Accounts payable and accrued liabilities	(22,029)	(31,871)
Other liabilities	165	739
Income taxes, net	(16,956)	(18,611)

Net cash used in operating activities	(537,589)	(571,221)

INVESTING ACTIVITIES:
Change in overnight cash advances to Parent	486,000	470,750
Expenditures for property, equipment and technology and intangible assets	(21,349)	(15,097)
Change in restricted cash	8,968	—
Other	(250)	(160)

Net cash provided by investing activities	473,369	455,493

FINANCING ACTIVITIES:
Dividends paid	(135)	—
Payments for acquisition liability	(2,281)	—
Payments for initial public offering costs	(4,694)	—
Reimbursement for initial public offering costs	5,540	—
Proceeds from exercise of stock options	359	100
Excess tax benefit from stock-based awards	588	—
Payments for surrendered stock-based awards for taxes	(890)	(374)
Repurchase of redeemable common stock	(171)	(937)
Contribution from non-controlling interest	324	199

Net cash used in financing activities	(1,360)	(1,012)

EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(3,632)	1,405
DECREASE IN CASH AND CASH EQUIVALENTS	(69,212)	(115,335)
CASH AND CASH EQUIVALENTS—Beginning of year	172,665	153,674

CASH AND CASH EQUIVALENTS—End of period	$103,453	$38,339

BLACKHAWK NETWORK HOLDINGS, INC.

SUPPLEMENTAL INFORMATION

(In thousands except percentages and average transaction value)

(Unaudited)

TABLE 1: OTHER OPERATIONAL DATA

	Twelve Weeks Ended		Thirty Six Weeks Ended
	September 7, 2013	September 8, 2012	September 7, 2013	September 8, 2012
Load value	$1,727,753	$1,462,201	$5,256,978	$4,505,128
Commissions and fees as a % of load value	9.2%	9.2%	9.1%	9.1%
Distribution partner commissions paid as a % of commissions and fees	66.6%	66.8%	66.6%	65.2%
Number of load transactions	40,929	35,792	124,375	111,969
Average load transaction value	$42.21	$40.85	$42.27	$40.24

TABLE 2: RECONCILIATION OF NON-GAAP MEASURES

	Twelve Weeks Ended		Thirty Six Weeks Ended
	September 7, 2013	September 8, 2012	September 7, 2013	September 8, 2012
Adjusted operating revenues:
Total operating revenues	$205,996	$164,651	$616,908	$506,172
Distribution partner commissions	(105,361)	(89,458)	(319,496)	(268,040)

Adjusted operating revenues	$100,635	$75,193	$297,412	$238,132

Adjusted EBITDA:
Net income before allocation to non-controlling interest	$2,249	$3,003	$5,873	$11,699
Interest income and other income, net	(59)	(262)	(432)	(972)
Interest expense	—	1	—	11
Income tax expense	1,544	1,494	3,972	6,876
Depreciation and amortization	6,312	4,813	16,963	12,882

EBITDA	10,046	9,049	26,376	30,496
Adjustments to EBITDA:
Employee stock-based compensation	1,817	1,280	5,279	3,467
Distribution partner mark-to-market expense	(34)	636	6,961	1,928
Change in fair value of contingent consideration	(352)	(3,737)	(1,255)	(3,636)

Adjusted EBITDA	$11,477	$7,228	$37,361	$32,255

Adjusted EBITDA margin:
Total operating revenues	$205,996	$164,651	$616,908	$506,172
Operating income	$3,734	$4,236	$9,413	$17,614
Operating margin	1.8%	2.6%	1.5%	3.5%
Adjusted operating revenues	$100,635	$75,193	$297,412	$238,132
Adjusted EBITDA	$11,477	$7,228	$37,361	$32,255
Adjusted EBITDA margin	11.4%	9.6%	12.6%	13.5%
Adjusted net income:
Net income before allocation to non-controlling interest	$2,249	$3,003	$5,873	$11,699
Employee stock-based compensation	1,817	1,280	5,279	3,467
Distribution partner mark-to-market expense	(34)	636	6,961	1,928
Change in fair value of contingent consideration	(352)	(3,737)	(1,255)	(3,636)
Amortization of intangibles	1,206	181	2,284	544

Total pre-tax adjustments	2,637	(1,640)	13,269	2,303
Tax expense on adjustments	(987)	258	(4,758)	(1,064)

Adjusted net income before allocation to non-controlling interest	3,899	1,621	14,384	12,938
Non-controlling interest (net of tax)	$106	$88	$319	$121

Adjusted net income attributable to Blackhawk Network Holdings, Inc.	$4,005	$1,709	$14,703	$13,059

Adjusted EPS:
Net income attributable to Blackhawk Network Holdings, Inc.	$2,355	$3,091	$6,192	$11,820
Income allocated to participating securities	(14)	(75)	(174)	(294)

Net income attributable to common shareholders	$2,341	$3,016	$6,018	$11,526

Diluted weighted-average shares outstanding	53,074	50,820	51,982	50,792
Diluted earnings per share	$0.04	$0.06	$0.12	$0.23
Adjusted net income attributable to Blackhawk Network Holdings, Inc.	$4,005	$1,709	$14,703	$13,059
Adjusted income allocated to participating securities	(24)	(41)	(312)	(321)

Adjusted net income attributable to common shareholders	$3,981	$1,668	$14,391	$12,738

Diluted weighted-average shares outstanding	53,074	50,820	51,982	50,792
Adjusted diluted earnings per share	$0.08	$0.03	$0.28	$0.25

TABLE 3: RECONCILIATION OF GAAP CASH FLOW TO FREE CASH FLOW

A significant portion of gift card sales occurs in late December of each year as a result of the holiday selling season. The timing of December holiday sales, cash inflows from our distribution partners and cash outflows to our content providers results in significant but temporary increases in our Cash, cash equivalents and restricted cash, Overnight cash advances to Parent, Settlement receivables and Settlement payables balances at the end of each fiscal year relative to normal daily balances. As a result, the year over year comparison of cash generated by operating activities and total changes in cash can vary significantly. In light of this effect on interim periods, set forth below is a calculation of “free cash flow” which we calculate as the net cash flow from operating activities adjusted to exclude the impact from changes in Settlement payables and Settlement receivables, less expenditures for property, equipment and technology. Cash from the sale of prepaid products is held for a short period of time and then remitted, less our commissions, to our content providers, and is significantly impacted by the portion of gift card sales that occur in late December. Because this cash flow is temporary and highly seasonal, it is not available for other uses, and it is therefore excluded from our calculation of free cash flow. Free cash flow provides information regarding the cash that our business generates in interim periods without the fluctuations resulting from the timing of cash inflows and outflows from gift card sales in late December, which we believe is useful to understanding our business.

	Thirty Six Weeks Ended
	September 7, 2013	September 8, 2012
Net cash flow used in operating activities, as reported	$(537,589)	$(571,221)
Decrease in settlement payables, net of settlement receivables	537,577	555,338

Net cash used in operating activities, as adjusted	(12)	(15,883)
Expenditures for property, equipment and technology and intangible assets	(21,349)	(15,097)

Free cash flow	$(21,361)	$(30,980)